Exhibit 10.1

Execution Version
EIGHTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 30, 2019 (this “Eighth Amendment”), is by and among TEAM, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below), the lending institutions party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).
BACKGROUND
A.    The Borrower, the Guarantors, the Lenders, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of July 7, 2015, as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2015, that certain Second Amendment and Commitment Increase to Credit Agreement, dated as of February 29, 2016, that certain Third Amendment to Credit Agreement, dated as of August 17, 2016, that certain Fourth Amendment and Limited Waiver to Credit Agreement, dated as of December 19, 2016, that certain Fifth Amendment to Credit Agreement, dated as of May 5, 2017, that certain Sixth Amendment to Credit Agreement, dated as of July 21, 2017, but effective as of June 30, 2017 and that certain Seventh Amendment to Credit Agreement, dated as of March 8, 2018 (said Third Amended and Restated Credit Agreement, as amended, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement as set forth on Annex I.
B.    The Borrower has requested that the Lenders amend the Credit Agreement to (i) add Citibank, N.A., as a joint lead arranger and as a Lender (the “New Lender”) and (ii) make certain revisions to the terms and conditions of the Credit Agreement as specifically set forth in this Eighth Amendment.
NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Lenders (including, as applicable, the New Lender) and the Administrative Agent hereby agree as follows:
§1.Amendment to Credit Agreement. The Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended in its entirety and replaced with the document attached hereto as Annex I.
§2.    Amendment to Restate Schedules 1.01(a), 1.01(b), 5.03, 5.06, 5.09, 5.13, 5.26, 6.15, 7.01, 7.02, 7.03 and 7.03(g) and add Schedules 1.01(e) and 5.32. Schedules 1.01(a), 1.01(b), 5.03, 5.06, 5.09, 5.13, 5.26, 6.15, 7.01, 7.02, 7.03 and 7.03(g) to the Credit Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Schedules 1.01(a), 1.01(b), 5.03, 5.06, 5.09, 5.13, 5.26, 6.15, 7.01, 7.02, 7.03 and 7.03(g) to Annex II. Schedules 1.01(e) and 5.32 are hereby added to the Credit Agreement in the form of Schedules 1.01(e) and 5.32 to Annex II.

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 1

§3.    Amendment to Restate Exhibits B and P and add Exhibit Q to Credit Agreement. Exhibits B and P to the Credit Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Exhibits B and P to Annex II. Exhibit Q is hereby added to the Credit Agreement in the form of Exhibit Q to Annex II.
§4.    Updated Schedules to Third Restated Security Agreement. The Eighth Amendment Effective Date shall be deemed a date that Schedules 1, 2, 3, 4, 5(a) – (i), 6, 7, 8, 9, and 10 to the Third Restated Security Agreement are required to be updated, and such Schedules to the Third Restated Security Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Schedules 1, 2, 3, 4, 5(a) – (i), 6, 7, 8, 9, and 10 to Annex III.
§5.    Conditions to Effectiveness. This Eighth Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:
(a)    the Administrative Agent shall have received a counterpart signature page to this Eighth Amendment, duly executed and delivered by the Borrower, each Guarantor and the Lenders;
(b)    the Administrative Agent shall have received for its benefit and for the benefit of each Lender the fees in immediately available funds as agreed upon by the Borrower, the Arrangers, the Administrative Agent and the Lenders;
(c)    the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Eighth Amendment;
(d)    the Borrower shall have paid in immediately available funds all invoiced fees and expenses of the Administrative Agent’s counsel, Greenberg Traurig, LLP;
(e)    the Administrative Agent shall have received fully-executed (i) Revolving Notes executed by the Borrower for each Lender in the amount of each such Lender’s Revolving Commitment, as established hereby and (ii) Term Notes executed by the Borrower payable to the order of each Term Lender in the amount of such Term Lender’s Term Commitment, as established hereby (collectively, the “Amendment Notes”);
(f)    the Administrative Agent shall have received an Officer’s Certificate dated the Eighth Amendment Effective Date, certifying as to the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party and of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party;
(g)    the Administrative Agent and the Lenders shall have received copies of (i) the financial statements referred to in Section 5.05 of the Credit Agreement, (ii) pro forma financial statements of the Borrower giving effect to the closing of the Eighth Amendment and (iii) projections for the Borrower and its Subsidiaries for the three years following the Eighth Amendment Effective Date;

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 2

(h)    there shall not have occurred a material adverse change (x) in the business, assets, properties, liabilities (actual or contingent), operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2018 or (y) in the facts and information regarding such entities as represented to date;
(i)    the Administrative Agent shall have received:
(i)    (A) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Loan Party, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (B) tax lien, judgment and bankruptcy searches; and
(ii)    searches of ownership of intellectual property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent’s security interest in the material intellectual property of the Loan Parties;
(j)    the Administrative Agent shall have received favorable opinions of counsel to the Borrower in form and substance reasonably satisfactory to the Administrative Agent, dated the Eighth Amendment Effective Date and addressed to the Administrative Agent and the Lenders;
(k)    the Administrative Agent shall have received (i) copies of insurance certificates, and, to the extent requested by the Administrative Agent, insurance policies, declaration pages, certificates, and endorsements of insurance or insurance binders evidencing liability, casualty, property, terrorism and business interruption insurance meeting the requirements set forth in the Credit Agreement or in the Collateral Documents or as required by the Administrative Agent and (ii) an Authorization to Share Insurance Information executed by the Borrower;
(l)    the Administrative Agent shall have received a Solvency Certificate signed by a Responsible Officer of the Borrower as to the financial condition, solvency and related matters of the Borrower and its Subsidiaries, after giving effect to this Eighth Amendment;
(m)    the Administrative Agent shall have received a Loan Notice with respect to the Loans to be made and deemed to be made on the Eighth Amendment Effective Date;
(n)    the Administrative Agent shall have received an Available Borrowing Assets Report dated as of the Eight Amendment Effective Date;
(o)    all of the existing Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than Indebtedness permitted to exist pursuant to Section 7.03) shall be repaid in full;
(p)    upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, and any Loan Party that qualifies

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 3

as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party;
(q)    the representations and warranties set forth in Section 6 of the Eighth Amendment shall be true and correct;
(r)    the Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the entering into of this Eighth Amendment have been obtained; and
(s)    the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.
§6.    Representations and Warranties. By its execution and delivery hereof, the Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, and immediately after giving effect to this Eighth Amendment:
(a)    the representations and warranties of the Borrower and each other Loan Party contained in Article II and Article V of the Credit Agreement and in each other Loan Document, or which are contained in any document that has been furnished under or in connection herewith or therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects, and except that for purposes hereof, (x) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively, (y) any representation and warranty that by its terms is made only as of an earlier date, is true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date and (z) the representations and warranties contained in Section 5.23 of the Credit Agreement shall be true and correct;
(a)    no event has occurred and is continuing which constitutes a Default or an Event of Default;
(b)    (i) the Borrower and each Guarantor has full power and authority to execute and deliver this Eighth Amendment, (ii) the Borrower has full power and authority to execute and deliver the Amendment Notes, (iii) this Eighth Amendment and the Amendment Notes have been duly executed and delivered by the Borrower, (iv) this Eighth Amendment has been duly executed and delivered by each Guarantor, (v) this Eighth Amendment, the Credit Agreement, as amended hereby, and the Amendment Notes constitute the legal, valid and binding obligations of the Borrower and each Guarantor enforceable in accordance with their respective terms, except in each case, as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities law;

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 4

(c)    neither the execution, delivery and performance of this Eighth Amendment, the Amendment Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will (i) conflict with any Organization Documents of the Borrower or any Guarantor, (ii) violate any Applicable Law applicable to the Borrower or any Guarantor in any material respect (other than failures to obtain governmental authorizations, make filings or provide notices, etc. which do not violate Section 5.03 of the Credit Agreement), or (iii) conflict with any Contractual Obligation to which the Borrower or a Guarantor is a party or affecting the Borrower, any Guarantor or the properties of the Borrower or any of its Subsidiaries or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower, any Guarantor or their property is subject, except in each case referred to in this clause (iii) for such violations, breaches and defaults that, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect; and
(d)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by (i) the Borrower as a condition to the execution, delivery or performance by the Borrower of this Eighth Amendment and the Amendment Notes or (ii) any Guarantor as a condition to the acknowledgment by any Guarantor of this Eighth Amendment.
§7.    New Term Loan; Prepayment of Revolving Loan Outstandings; Revolving Commitment Reduction; and Purchase/Sale by Lenders.
(a)    Simultaneously with the satisfaction of the conditions to effectiveness set forth in Section 5 of this Eighth Amendment, (i) the proceeds of the Term Loans made on the Eighth Amendment Effective Date shall be used to prepay $50,000,000 in principal amount of Revolving Loans that are outstanding on the Eighth Amendment Effective Date (the “Eighth Amendment Prepayment”) and shall be paid to the Lenders (other than the New Lender) in accordance with their respective Applicable Revolving Percentages in effect immediately prior to the effectiveness of this Eighth Amendment, (ii) the Borrower shall pay to the Administrative Agent for the account of the Lenders (other than the New Lender) accrued and unpaid interest on the principal amount of the Revolving Loans prepaid on the Eighth Amendment Effective Date, together with any additional amounts required pursuant to Section 3.05 of the Credit Agreement, (iii) concurrently with receipt of the Eighth Amendment Prepayment, the aggregate Revolving Commitment of all Revolving Lenders shall be reduced to $225,000,000, (iv) each Lender shall purchase or sell (as the case may be), without recourse, an amount of the Revolving Loans outstanding such that, after giving effect to this Eighth Amendment, the amount of each such Lender’s Revolving Commitment utilized and the amount of Revolving Loans owed to each such Revolving Lender will be equal to its Applicable Percentage thereof after giving effect to this Eighth Amendment and (v) the risk participations of the Revolving Lenders in each outstanding Letter of Credit and each outstanding Swingline Loan shall be automatically reallocated such that the risk participation of each Revolving Lender in each outstanding Letter of Credit and Swingline Loan equals such Lender's Applicable Revolving Percentage of each such Letter of Credit and Swingline Loan. Pursuant to Section 11.06(b)(iii) of the Credit Agreement, each of the Borrower, the Administrative Agent, the L/C Issuer and the Swingline Leader hereby consents to the assignment to the New Lender provided for herein.

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 5

(b)    Notwithstanding the reallocation of Revolving Loans described in clause (a) above, (i) nothing herein shall be deemed to be a novation of the Obligations evidenced by the Loans and Letters of Credit and (ii) in no event shall the Liens securing the Credit Agreement or the obligations thereunder be deemed affected thereby, it being the intent and agreement of the Loan Parties that the Liens on the Collateral to secure the obligations of the Loan Parties in connection with the Credit Agreement shall not be extinguished and shall remain valid, binding and enforceable Liens securing all debt, liabilities and other obligations under the Credit Agreement, as amended hereby.
(c)    The Borrower shall pay each Lender compensation for any losses pursuant to Section 3.05 of the Credit Agreement as a result of any prepayments, purchases or sales made in connection with this Section 7.
(d)    Each Lender hereby waives the notice requirements set forth in Sections 2.05(a) and 2.06(a) of the Credit Agreement in connection with the Eighth Amendment Prepayment and the reduction of the Revolving Commitment.
§8.    New Lender Representations and Agreements. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Eighth Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Sections 11.06(b)(iii), (v) and (vi) of the Credit Agreement (subject to the consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement), (iii) from and after the Eighth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Loans and either it, or the Person exercising discretion in making its decision to acquire such Loans, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement and to purchase such Loans, and (vi) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement and to purchase the Loans; and (b) agrees that (i) it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
§9.    No Other Amendments, etc. Except as expressly provided in this Eighth Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents (as amended and restated in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 6

amendment, consent or a waiver of any requirements of the Borrower, the Guarantors or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Eighth Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
§10.    Guarantor’s Acknowledgment. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Eighth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived or modified, impaired or affected in any manner by this Eighth Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty, and (v) acknowledges and agrees that its Guaranty also covers the full amount of the Term Loans as established by this Eighth Amendment.
§11.    Reference to the Credit Agreement. Upon the effectiveness of this Eighth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby. This Eighth Amendment shall be a Loan Document.
§12.    RELEASE. As a material part of the consideration for Administrative Agent and Lenders entering into this Eighth Amendment, each Loan Party signing this Eighth Amendment (singly and collectively, “Releasor”) agrees as follows (the “Release Provision”):
(a)     RELEASOR HEREBY RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT, EACH LENDER, THE L/C ISSUER AND ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE PREDECESSORS, SUCCESSORS, ASSIGNS, OFFICERS, MANAGERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, ATTORNEYS, REPRESENTATIVES, PARENT CORPORATIONS, SUBSIDIARIES, AND AFFILIATES (ALL OF THE ABOVE COLLECTIVELY REFERRED TO AS “LENDER GROUP”) JOINTLY AND SEVERALLY FROM ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, AGREEMENTS, COVENANTS, SUITS, CONTRACTS, OBLIGATIONS, LIABILITIES, ACCOUNTS, OFFSETS, RIGHTS, ACTIONS, AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION FOR CONTRIBUTION AND INDEMNITY, WHETHER ARISING AT LAW OR IN EQUITY, PRESENTLY POSSESSED, WHETHER KNOWN OR UNKNOWN, WHETHER LIABILITY BE DIRECT OR INDIRECT, LIQUIDATED OR UNLIQUIDATED, PRESENTLY ACCRUED, WHETHER ABSOLUTE OR CONTINGENT, FORESEEN OR UNFORESEEN, AND WHETHER OR NOT HERETOFORE ASSERTED (“CLAIMS”), WHICH RELEASOR MAY HAVE OR CLAIM TO HAVE AGAINST ANY OF LENDER GROUP.
(b)    Releasor covenants and agrees not to sue any member of Lender Group or in any way assist any other Person in suing Lender Group with respect to any claim released herein,

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 7

including but not limited to claims arising out of or related to the Administrative Agent and the Lenders’ actions, omissions, statements, requests or demands in administering, enforcing, monitoring, collection or attempting to collect the Obligations of any Loan Party, which Obligations were evidenced by the Credit Agreement or the other Loan Documents.
(c)    The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.
(d)    Releasor acknowledges, warrants, and represents to Lender Group that:
(i)    Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this agreement, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.
(ii)    Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.
(i)    Releasor has executed this Eighth Amendment and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any Person.
(ii)    Releasor is the sole owner of the Claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such claims to any other Person.
(e)    Releasor understands that the Release Provision was a material consideration in the agreement of Administrative Agent and each Lender to enter into this Eighth Amendment.
(f)    It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender Group so as to foreclose forever the assertion by Releasor of any claims released hereby against Lender Group.
(g)    If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.
§13.    Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Eighth Amendment and the other instruments and documents to be delivered

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 8

hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
§14.    Execution in Counterparts. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Eighth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
§15.    Governing Law; Binding Effect. This Eighth Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. This Eighth Amendment shall be binding upon the parties hereto and their respective successors and assigns.
§16.    Headings. Section headings in this Eighth Amendment are included herein for convenience of reference only and shall not constitute a part of this Eighth Amendment for any other purpose.
§17.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS EIGHTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT – Page 9

IN WITNESS WHEREOF, the undersigned have duly executed this Eighth Amendment as of the date first set forth above.
TEAM, INC.

By:	/s/ Susan M. Ball
Name:	Susan M. Ball
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

ACKNOWLEDGED AND AGREED:

TEAM INDUSTRIAL SERVICES, INC.
TEAM INDUSTRIAL SERVICES INTERNATIONAL, INC.
TQ ACQUISITION, INC.
TEAM QUALSPEC, LLC
QUALSPEC LLC
FURMANITE, LLC
FURMANITE WORLDWIDE, LLC
FURMANITE AMERICA, LLC
FURMANITE OFFSHORE SERVICES, INC.
QUEST INTEGRITY GROUP, LLC
QUEST INTEGRITY USA, LLC
ROCKET ACQUISITION, LLC
TCI SERVICES, LLC
TANK CONSULTANTS, LLC
DK VALVE & SUPPLY, LLC
TCI SERVICES HOLDINGS, LLC

By: /s/ Susan M. Ball
Name: Susan M. Ball
Title: Executive Vice President, Chief
Financial Officer and Treasurer

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kyle D. Harding
Name:	Kyle D. Harding
Title:	Assistant Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	Senior Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Andrew Rossman
	Name:	Andrew Rossman
	Title:	Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement

BBVA USA f/k/a COMPASS BANK

By:	/s/ Collis Sanders
Name:	Collis Sanders
Title:	Executive Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Erron Powers
Name:	Erron Powers
Title:	Senior Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement

SUNTRUST BANK

By:	/s/ John L. Saylor
Name:	John L. Saylor
Title:	Senior Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Don D. Mishler
Name:	Don D. Mishler
Title:	Senior Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement

BOKF, NA dba Bank of Texas

By:	/s/ Gary Whitt
Name:	Gary Whitt
Title:	Senior Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement

NEW LENDER:	CITIBANK, N.A.

	By:	/s/ Michael Foster
	Name:	Michael Foster
	Title:	Senior Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement